UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 15, 2011
EMMIS COMMUNICATIONS CORPORATION
(Exact name of registrant as specified in its charter)

Indiana	0-23264	35-1542018

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

ONE EMMIS PLAZA, 40 MONUMENT CIRCLE, SUITE 700, INDIANAPOLIS, INDIANA	46204

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: 317-266-0100
NOT APPLICABLE
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers
On November 15, 2011, Joseph R. Siegelbaum, a director of Emmis Communications Corporation (“Emmis”) who was nominated by holders of Emmis’ 6.25% Series A Cumulative Convertible Preferred Stock, informed Emmis that he was resigning from the Board effective immediately. The resignation was not due to any disagreement with Emmis on any matter relating to Emmis’ operations, policies or practices.
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.
Dated: November 16, 2011

EMMIS COMMUNICATIONS CORPORATION
By:	/s/ J. Scott Enright
	Name:	J. Scott Enright
	Title:	Executive Vice President, General Counsel and Secretary